ASSIGNMENT OF LICENSES, PERMITS AND CONTRACTS

THIS ASSIGNMENT OF LICENSES, PERMITS AND CONTRACTS (this “Assignment”) is made as of the 11th day of May, 2012, by HARTMAN RICHARDSON HEIGHTS PROPERTIES, LLC, a Texas limited liability company (“Richardson”), HARTMAN SHORT TERM INCOME PROPERTIES XX, INC., a Maryland corporation (“XX”), and HARTMAN COOPER STREET PLAZA, LLC, a Texas limited liability company (“Cooper” and collectively with Richardson, XX and each Person which, from time to time, executes a Joinder Agreement, the “Borrower”), in favor of TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association and its successors and assigns (“Lender”).

RECITALS

A.                 Contemporaneously with the execution of this Agreement, Borrower has executed and delivered to Lender that certain Loan Agreement (as may be amended or otherwise modified from time to time, the “Loan Agreement”), between the Borrower and Lender, and one or more promissory notes (as may be amended or otherwise modified from time to time, collectively, the “Note”) in the aggregate amount of $30,000,000.00 in evidence of the loan (the “Loan”).  Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Loan Agreement.

B.                 The Loan is secured by, among other things, one or more mortgages or deeds of trust dated as of the date hereof (as may be amended or otherwise modified from time to time, the “Security Instrument”), which grants Lender a first lien on the fee estate and improvements encumbered thereby (collectively, the “Property”).  The Note, the Security Instrument and all and any other documents now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of the Note are referred to as the “Other Security Documents.”

C.                 Lender is unwilling to make the Loan to Borrower unless Borrower, in the manner hereinafter set forth, assigns to Lender as additional security for the payment of the Loan and the observance and performance by Borrower of the terms, covenants and conditions of the Loan Agreement and the Other Security Documents on the part of Borrower to be observed and performed, all of Borrower’s right, title and interest, to the extent assignable, in and to all permits, license agreements, operating contracts, purchase agreements, licenses, franchise agreements, association documents, and all management, purchasing, development, service, supply and maintenance contracts and agreements, and any other agreements, permits, licenses or contracts of any nature whatsoever now or hereafter obtained or entered into by Borrower with respect to the ownership, operation, maintenance and administration of the Property, including, without limitation, those documents and agreements, if any, described on Schedule A attached hereto and made a part hereof (collectively, the “Agreements”).

AGREEMENT

NOW, THEREFORE, for and in consideration of the Loan and intending to be legally bound hereby, Borrower hereby agrees as follows:

1.                  Assignment of the Agreements.  As additional collateral security for the Loan and the observance and performance by Borrower of the terms, covenants and conditions of the Loan Agreement, the Note, the Security Instrument and the Other Security Documents on the part of Borrower to be observed or performed, Borrower hereby transfers, sets over and assigns to Lender all of Borrower’s right, title and interest in and to the Agreements.  The duties and obligations of Borrower under this Assignment shall terminate when all sums due Lender under the Loan Documents are paid in full and all obligations, covenants, conditions and agreements of Borrower contained in the Loan Documents are performed and discharged.

2.                  Borrower’s Covenants.  Borrower hereby covenants with Lender that during the term of this Assignment: (a) Borrower shall fulfill and perform each and every material term, covenant and provision of the Agreements to be fulfilled or performed by Borrower thereunder, if any, (b) Borrower shall, in the manner provided for in this Assignment, give prompt notice to Lender of any notice received by Borrower under any of the Agreements, together with a complete copy of any such notice, (c) Borrower shall enforce, short of termination thereof, the commercially reasonable performance and observance of each and every term, covenant and provision of the Agreements to be performed or observed, if any, and (d) Borrower shall not terminate or amend any of the terms or provisions of any of the Agreements, except as may be permitted pursuant to the terms of the Agreements and done in the ordinary course of business, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.  In the event Borrower has terminated an Agreement, Borrower agrees to enter into another Agreement containing terms and conditions no less favorable to Borrower than the terminated Agreement.  Borrower shall notify Lender in the event Borrower does not replace the terminated Agreement.

3.                  Costs and Expenses.  Borrower agrees to pay all reasonable and necessary costs and expenses (including without limitation reasonable attorneys’ fees) which Lender may incur in exercising any of its rights under this Assignment.

4.                  Entire Agreement.  This Assignment, when executed by the parties hereto contains the complete and entire understanding of the parties with respect to the subject matter hereof, and no changes shall be recognized as valid unless they are made in writing and similarly executed.

5.                  Binding Effect.  This Assignment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.  Borrower may not assign its interest in this Assignment without Lender’s prior written consent.  Lender may assign its interest in this Assignment without Borrower’s consent or notice to Borrower.

6.                  No Agent.  Nothing herein contained shall constitute Lender as a joint venturer, partner or agent of Borrower or render Lender liable for any debts or obligations of Borrower, nor shall Lender be liable for any acts, omissions, representations or contracts of Borrower.

7.                  Governing Law.  THIS ASSIGNMENT AND THE OTHER LOAN DOCUMENTS ARE BEING EXECUTED AND DELIVERED, AND ARE INTENDED TO BE PERFORMED, IN THE STATE OF TEXAS, AND THE LAWS OF SUCH STATE AND OF THE UNITED STATES SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HERETO AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THE LOAN DOCUMENTS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS), PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED BY THE LOAN DOCUMENTS, THE LAWS OF THE STATE WHERE THE MORTGAGED PROPERTY IS LOCATED SHALL APPLY.

8.                  Counterparts.  This Assignment may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Assignment by facsimile shall be equally as effective as delivery of an executed original counterpart and shall constitute a covenant to deliver an executed original counterpart, but the failure to do so shall not affect the validity, enforceability and binding effect of this Assignment.

9.                  Notices.  All notices or other written communications hereunder shall be deemed to have been properly given and become effective as provided in the Loan Agreement.

IN WITNESS WHEREOF Borrower has executed this Assignment as of the date first written above.

BORROWER:

HARTMAN COOPER STREET PLAZA, LLC,

a Texas limited liability company

By:

Allen R. Hartman, President

HARTMAN RICHARDSON HEIGHTS PROPERTIES, LLC,

a Texas limited liability company

By:

Allen R. Hartman, President

HARTMAN SHORT TERM INCOME PROPERTIES XX,

INC., a Maryland corporation

By:

            Allen R. Hartman, President

SCHEDULE A